Exhibit 99.1

January 2015

Forward Looking Statements

This presentation contains forward-looking statements, including, but not limited to, statements related to future financial results, potential proceeds under the Grunenthal agreement, the process and timing of anticipated future development of AcelRx’s product candidates, including Zalviso, the NDA submission and the CRL, the recent meeting held with the FDA to discuss the CRL, AcelRx’s plans to address the issues raised in the CRL, and anticipated resubmission of the Zalviso NDA to the FDA, including the scope of the resubmission and the timing of the resubmission and FDA review time, the impact, if any, of the FDA’s review of the amendments to the Zalviso NDA that were not previously reviewed, planned initiation of the Phase 3 clinical trial for ARX-04, and the therapeutic and commercial potential of AcelRx Pharmaceuticals’ product candidates, including Zalviso. These forward-looking statements are based on AcelRx Pharmaceuticals’ current expectations and inherently involve significant risks and uncertainties. AcelRx Pharmaceuticals’ actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to: AcelRx Pharmaceuticals’ ability to receive regulatory approval for Zalviso; any delays or inability to obtain and maintain regulatory approval of its product candidates, including Zalviso, in the United States and Europe; AcelRx’s ability to build an effective commercial organization; its ability to receive any milestones or royalty payments under the Grunenthal agreement; its ability to obtain sufficient financing to commercialize Zalviso and proceed with clinical development of ARX-04; the success, cost and timing of all product development activities and clinical trials, including the planned Phase 3 ARX-04 trial; the market potential for its product candidates; the accuracy of AcelRx’s estimates regarding expenses, capital requirements and needs for financing; and other risks detailed in the “Risk Factors” and elsewhere in AcelRx Pharmaceuticals’ U.S. Securities and Exchange Commission filings and reports, including its Quarterly Report on Form 10-Q filed with the SEC on November 10, 2014. AcelRx Pharmaceuticals undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

AcelRx–Working to Improve Acute Pain Management

ZalvisoTM profile from Phase 3 studies

Efficacy: Demonstrated in two placebo controlled studies, 1 active comparator study Adverse events: Most common related AE’s were nausea, vomiting, O2 desaturation, itching High patient satisfaction and nurse ease of care reported

Grünenthal partnership to commercialize Zalviso in EU & Australia established

Terms: $250M upfront and potential milestones, mid-teens to mid-twenties % royalty Other Territories: Continue to seek additional partnerships in Asia & South America CE Mark: Received December 2014 MAA filed in Switzerland

Upcoming regulatory catalysts in US and EU

US: NDA resubmission targeted Q1 2015 EU: Day 120 submission planned for Q1 2015

Strong balance sheet with $75 million cash on hand December 31, 2014 (unaudited) 3

Zalviso NDA Status-CRL received July 25, 2014

Major items in CRL:

Demonstration of a reduction in the incidence of optical system errors

Optical system errors were noted in the clinical setting at a single digit rate Did not appear to impact Phase 3 safety and efficacy results Improvements have been made to reduce error rate Additional bench testing to be completed to confirm error rate reduction

Changes to the Instructions for Use (IFU) to address inadvertent dosing

15 misplaced tablets of ~30,000 doses IFU modified to address this issue

HF studies will be required to confirm IFU/GUI changes are adequate

Support for shelf life (not approvability issue)

Data to be provided to support 24 month dating

4

Zalviso NDA Resubmission Plan

Type A meeting with FDA to clarify CRL issues held

Modifications to dispenser completed IFU modifications completed

Protocols for bench testing and HF study submitted to FDA

Shelf life data available and to be included in resubmission FDA to review and comment on protocols

Bench testing and HF work to be completed Expected to refile by end of Q1 2015

Type II submission (6 month review)

Proposed Indication: Management of

Moderate to Severe In-Hospital Acute Pain

Investigational drug and delivery system not FDA approved for commercial use

IV PCA – Current Standard of Care

In-hospital, post-operative moderate to severe pain control Higher Patient satisfaction when patients control their own pain

Invasive route of delivery

IV infiltration causes analgesic gaps IV connection restricts patient mobility Risk of IV site infection

Programming errors

Infusion pumps large source of morbidity / mortality1 1/9 harmful hospital errors due to IV PCA2

1. FDA / AAMI Summit Meeting held October 2010; http://www.aami.org/infusionsummit/AAMI_FDA_Summit_Report.pdf

2. Calculated from “The rate and costs attributable to intravenous patient-controlled analgesia errors.” Brian Meissner et al, Hospital Pharmacy April 2009

Zalviso: Leveraging Sufentanil

OPIOID

THERAPEUTIC

INDEX

Morphine

711

Hydromorphone

2322

Fentanyl

2771

Sufentanil

26,7161

High Lipophilicity

Enables rapid transmucosal uptake 6 minute brain:plasma equilibration

No active metabolites

1. Mather, Clin Exp Pharmacol Physiol 1995; 22:833.

2. Kumar, Eur J Pharmacol 2008; 597:39 (ED50) and Purdue Pharma MSDS, 2009 (LD50)

Sublingual Sufentanil Delivery

May reduce IV peaks & troughs

Small size may minimize swallowed drug May result in high bioavailability Helps with goal of consistent dose delivery

Supplied in cartridge of 40 Tablets

2 days for average patient

Zalviso: Delivery Device Design and Feature Set

Non-invasive (sublingual) delivery

Eliminates IV infection risk May enhance ambulation

Pre-programmed delivery

Factory set 20-minute lockout period Addresses end-user programming error risk

Design safety features

Set-up tablet, RFID cartridge provides full inventory loop tracking of sufentanil tablets RFID thumb tag co-located to device helps reduce proxy dosing HCP controlled access, device tether reduces risk of product loss Battery power ensures 72-hour function even in the event of power outage

Investigational drug and delivery system not FDA approved for commercial use

Zalviso Phase 3 Program

Primary Endpoint

Surgery Type Study Type Sites N Data

Results

Open-label, Zalviso non-inferior to IV PCA

Abdominal & (p<0.001)

Active-comparator 359 Nov

Orthopedic 1o EP: Patient Global 26 Zalviso also demonstrates

1:1 2012

Surgery (IAP309) Assessment of Method of superiority to IV PCA

Pain Control over 48 hrs (p=0.007)

Double-blind, Sufentanil treatment

Abdominal Placebo-controlled 178 Mar

13 superior to placebo

Surgery (IAP310) 1o EP:Sum of Pain Intensity 2:1 2013

Difference over 48 hrs p=0.001

Double-blind, Sufentanil treatment

Orthopedic Placebo-controlled 426 May

34 superior to placebo

Surgery (IAP311) 1o EP:Sum of Pain Intensity 3:1 2013

Difference over 48 hrs p<0.001

IAP310 & IAP311 Primary Endpoint:

SPID-48 – ITT Population

Time-Weighted SPID

IAP 310 – Abdominal

120 100 80 60 40 20 0

0.25 0.75 2 6 10 16 24 32 40 48

Time (hrs)

Sufentanil NanoTab Placebo

p=0.001

Time-Weighted SPID

IAP 311—Orthopedic

Time afterTime first (hrs) study drug dosing

(hrs)

Sufentanil NanoTab Placebo

100 80 60 40 20 0 -20

0.25 0.75 2 6 10 16 24 32 40 48

Zalviso: Studies Indicate Ability to Control Moderate to Severe Acute Pain

Patient Pain Intensity

Difference

Zalviso 309 Zalviso 310 Zalviso 311 IV PCA MS 309

3 2 1 0

0 0.25 0.5 0.75 1 2 3 4 5 6

Time from first dose of study drug (hours)

Adverse Reactions >2% in Placebo Studies

Possibly or Probably

Zalviso

Placebo

Related Adverse Reactions

N=429

N=162

Nausea

29.4%

22.4%

Vomiting

8.9%

4.9%

Oxygen Saturation Decreased

6.1%

2.5%

Itching*

4.7%

0%

Dizziness

4.4%

1.2%

Constipation

3.7%

0.6%

Headache

3.3%

3.7%

Insomnia

3.3%

1.9%

Hypotension

3.0%

1.2%

Confusional State

2.1%

0.6%

* Significantly Different between Zalviso and Placebo (p<0.05)

Proposed Indication: Management of

Moderate to Severe In-Hospital Acute Pain

Investigational drug and delivery system not FDA approved for commercial use

Moderate-to-Severe Pain in US Hospital Settings[1,2]

Hospital in-patient, moderate-to-severe acute pain, post-operative

- 12M procedures per annum, Zalviso potentially usable in ~95% cases

Hospital in-patient, moderate-to-severe acute pain, not post-operative

- 7.4M patients per annum, Zalviso potentially usable in ~66-80% cases
- IV push opioid is current standard for acute non-post-op pain, not IV PCA
- Physicians reported Zalviso may be supplementary to IV push

Hospital Hospice in-patient, moderate-to-severe acute pain

- 300k patients per annum, Zalviso potentially usable in ~40% cases
- Zalviso is a potential replacement for liquid morphine

15

1. Rosetta Mini-quant Survey fielded to 29 physicians (15 hospitalists and 14 anesthesiologists) in Winter 2011.
2. Rosetta Qualitative Interviews, Fall 2011.

AcelRx Pharmaceuticals, Inc.
ACCELERATE | INNOVATE | ALLEVIATE

Anticipated Formulary Adoption after FDA Approval

Earliest – 2 Months; Typical – 8-10 Months

42% Very Likely to Approve

convinced by the clinical benefit demonstrated

assume ability to demonstrate economic benefit or set cost aside

42% Quite Likely to Approve

looking for relevant experts to champion the product

unsure of cost, looking for favorable cost-benefit analysis

16% Early Approval Unlikely

might be swayed by additional, independent clinical literature assume product expensive, might accept favorable cost-benefit analysis

ZS Associates Qualitative Survey Among 45 P&T Committee Members, Fall 2013, sponsored by AcelRx Pharmaceuticals, Inc.

Strong Positive Reaction to Zalviso Clinical Profile

Market Research Among Hospital Specialists (n=244)1

Total Relevant Procedure Volume

0

10% 20% 30% 40% 50% 60%

Orthopedic Surgeons

General Surgeons

Cardiothoracic Surgeons OB / GYN

Hospitalist

Anesthesiologist

* Size of bubble is representative of size of Zalviso opportunity in Specialty

Predicted Zalviso Share of Procedural Volume

1. ZS Associates Quantitative Survey Among Hospital Specialists, Winter 2013, sponsored by AcelRx Pharmaceuticals, Inc.

Current Cost of IV PCA

Cost per patient for 2 days ($)1

0 50 100 150 200 250 300

Total Knee Total Hip Abdominal

IVPCA / Carrier Infusion Pump

Tubing / Carrier Saline

Opioids via PCA/ Other

Data from Premier Database, 2010-12

Data for post surgical pain management involving IV PCA in total knee/hip replacement and abdominal surgery

Costs for pumps, tubing, carrier saline and drug range from $200-240 for 2 days

Zalviso may add value:

Addresses programming errors

Elimination of PCA IV site infection risk

Supports early ambulation Enhanced patient satisfaction

1. COST OF INTRAVENEOUS PATIENT-CONTROLLED ANALGESIA (IV PCA) EQUIPMENT AND OPIOID MEDICATION FOR ORTHOPEDIC AND ABDOMINAL SURGERIES IN US HOSPITALS

Xiang (Jay) Ji, MS, Jennifer Stephens, PharmD, Pamela Palmer, MD, PhD. Poster presented at ISPOR meeting, June 2014

US Customer-focused Organization Planned Build

Medical Affairs

Commercial 8 MSL’s in place 7 RBD’s (6 hired)

65 Account Managers to be hired

80% of relevant procedure volume identified in top 1,400 accounts

65 sales territories planned

Estimated cost/rep $250K

Estimated salesforce cost around $16.5M per annum

Zalviso Publication Strategy

Peer Reviewed Manuscripts Available

- ***Cost of Opioid Intravenous Patient-controlled Analgesia: Results From a Hospital Database Analysis and Literature Assessment.*** (Palmer et al.) *Clinicoeconomics and Outcomes Research* www.dovepress.com/getfile.php?fileID=20509
- ***Pharmacokinetics of Sublingual Sufentanil Tablets and Efficacy and Safety in the Management of Postoperative Pain*** (Minkowitz et al.) *Reg Anesth Pain Med* 2013;38: 131-139.
- ***Sufentanil Sublingual Microtablet System versus Intravenous Patient-Controlled Analgesia with Morphine for Postoperative Pain Control: A Randomized, Controlled Trial*** (IAP309 Primary); *Pain Practice;* http://onlinelibrary.wiley.com/doi/10.1111/papr.12238/full
- ***A Phase 3 Study of Sufentanil Sublingual Microtablet System for the Management of Postoperative Pain Following Open Abdominal Surgery*** *(IAP-310 Primary); Reg Anesth Pain Med –* http://journals.lww.com/rapm/Abstract/onlinefirst/Sufentanil_Sublingual_Tablet_System_for_the.99572.aspx

Peer Reviewed Manuscripts in Process

- ***A Phase 3 Study of a Sufentanil Sublingual Microtablet System for the Management of Postoperative Pain Following Major Orthopedic Surgery*** *(IAP-311 Primary); Anesthesiology* - Submitted

20

AcelRx Pharmaceuticals, Inc.
ACCELERATE | INNOVATE | ALLEVIATE

ARX-04

HCP Administered Single 30mcg dose Sufentanil Tablet

Investigating Moderate to Severe acute pain treatment in medically supervised settings

Investigational drug and delivery system not FDA approved for commercial use

ARX-04 – Short Term Acute Pain Management

Phase 2: 30mcg sufentanil tablet Rapid onset of effect demonstrated

Pain Intensity Difference (LS Mean)

2.5 2 1.5 1 0.5 0

-0.5 0

15 30 45 60

Minutes after Dose

30 mcg 20 mcg placebo

*p<0.01 **p<0.001

End of Phase 2 Meeting held Dec.

Proposed Clinical Development

Pathway

505(b)(2) submission

500 patient safety database , 100 multiple dose, 400 single dose

Phase 3 placebo controlled study

Abdominal surgery, SPID-12 primary, follow for 48 hours

Results expected H2 2015

Single & repeat dose pk study

In addition, a small ER study is planned

Results expected H2 2015

ARX-04 – PK Study Results

Demonstration of Bioequivalence of 2x15mcg and 1x30mcg sublingual sufentanil tablets

Bioavailability:

30 mcg 57.6%

2 x 15 mcg 60.9%

Proposed to FDA that demonstration of bioequivalence for 2 x 15mcg dosed 20 mins apart and single

30mcg dose would enable use of

Zalviso database to support ARX-04

In Phase 3 Zalviso studies, 323 patients dosed at t=0 and between t=20-25mins later

Bioavailability of 1x30mcg and 2x15mcg sublingual sufentanil tablets

60.0

(pg/mL) 50.0

40.0

30.0

Concentration 20.0 Plasma 10.0

0.0

0 100 200 300 400

BA for 30 mcg 57.6% BA for 2 x 15 mcg 60.9%

One 30 mcg tablet

2 x 15 mcg tablet

Time (minutes)

ARX-04 – Commercial Opportunity

Market Research Suggests Broad Opportunity in Moderate to Severe Acute Pain*

ER Department

51MM patients annually

2 doses per patient on average Inpatient Surgery

8MM patients annually

2-9 doses per patient

Outpatient Surgery

13MM patients annually 3 doses per patient on average

Non-surgical Acute Pain

4MM patients annually

8 doses per patient on average

Physician Stated Share

80%

60%

40%

20%

0%

Emergency Room Inpatient Surgery Outpatient Surgery Non-surgical Impatient

ZS Associates US Opportunity Sizing, September 2014; Includes only patients 18+ years of age.

Sponsored by AcelRx Pharmaceuticals, Inc.

Zalviso – ARX-04 Commercial Synergy

Duration of moderate-severe pain

24+ hrs 12 hrs 1-6 hrs

Inpatient Surgery Emergency Room

Outpatient Surgery/ASC

Non-surgical Acute Pain

Zalviso ARX-04

Scientific Conference Schedule - 2015

- **Minimally Invasive Surgery Symposium (MISS)**
  February 25-28; Las Vegas, NV – poster presentation (ARX-04)
- **American Academy of Orthopedic Surgeons (AAOS)**
  March 24-28; Las Vegas, NV – Booth & Symposium
- **American Society of Peri-Anesthesia Nurses (ASPAN)**
  April 26-30; San Antonio, TX – Booth & Symposium
- **American Congress of Obstetricians (ACOG)**
  May 2-6; San Francisco – Booth & Symposium
- **International Conference on Emergency Medicine (ICEM)**
  May 11-12; Montreal, Quebec – Podium Presentation (ARX-04)
- **American Society of Pain Management Nursing (ASPMN)**
  September 16-19; Atlanta, GA – Booth & Symposium
- **American College of Surgeons (ACS)**
  October 4-8; Chicago, IL – Booth & Symposium
- **American Society of Anesthesiologists (ASA)**
  October 24-28; San Diego, CA – Booth & Symposium
- **American Society of Regional Anesthesia and Pain Management (ASRA)**
  November 19-21; Miami, FL – 1 Booth & Symposium
- **American Society of Health System Pharmacists (ASHP)**
  December 6-10; New Orleans, LA – Booth & Symposium

26

AcelRx Pharmaceuticals, Inc.
ACCELERATE | INNOVATE | ALLEVIATE

Financial Summary

Cash position at September 30, 2014: $85 million

$10 million drawn June 2014 under debt facility

$5 million received August 2014 from Grünenthal for MAA submission

Currently available cash resources fund operations through launch

Assumes timely regulatory approval of Zalviso in the US in 2015

Supports execution of all planned US pre-commercial launch efforts

Q3 2014 cash usage of ~$12 million Headcount at December 31, 2014: 50

Cash balance December 31, 2014 $75 million (unaudited) 44 million shares outstanding at December 31, 2014

Future Catalysts

Event

Timing

120 day question response to Zalviso MAA review

Q1

2015

Zalviso NDA resubmission (pending protocol approval)

Q1

2015

ARX-04

DOD contract finalized

Q1

2015

Zalviso NDA decision

Q3

2015

Zalviso MAA decision

Q3

2015

ARX-04

Phase 3 data

H2 2015

AcelRx–Working to Improve Acute Pain Management

ZalvisoTM profile from Phase 3 studies

Efficacy: Demonstrated in two placebo controlled studies, 1 active comparator study Adverse events: Most common related AE’s were nausea, vomiting, O2 desaturation, itching High patient satisfaction and nurse ease of care reported

Grünenthal partnership to commercialize Zalviso in EU & Australia established

Terms: $250M upfront and potential milestones, mid-teens to mid-twenties % royalty Other Territories: Continue to seek additional partnerships in Asia, South America CE Mark: Received December 2014 MAA filed in Switzerland

Upcoming regulatory catalysts in US and EU

US: NDA resubmission targeted Q1 2015 EU: Day 120 submission planned for Q1 2015

Strong balance sheet with $75 million cash on hand December 31, 2014 (unaudited)